LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED MAY 21, 2010

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2009 OF

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

INSTITUTIONAL SHARES

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus dated September 28, 2009, as amended on November 23, 2009, as supplemented on May 21, 2010 and as may be amended or further supplemented, the fund’s statement of additional information, dated September 28, 2009, as supplemented on March 12, 2010 and May 21, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated May 31, 2009, are incorporated by reference into this Summary Prospectus.

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